 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016

NEWMARKET CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Fourth Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (804) 788-5000

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition
On October 26, 2016, NewMarket Corporation (the “Company”) issued a press release regarding its earnings for the third quarter ended September 30, 2016. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events

On October 27, 2016, the Company issued a press release reporting that the Company's Board of Directors had declared a dividend of $1.60 per share on the Company's common stock, payable on January 2, 2017 to the Company's shareholders of record as of December 15, 2016. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d)Exhibits.

99.1	Press release regarding quarterly earnings issued by the Company on October 26, 2016.
99.2	Press release regarding the quarterly dividend issued by the Company on October 27, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 27, 2016

NEWMARKET CORPORATION

By:	/s/ Brian D. Paliotti
Brian D. Paliotti
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release regarding quarterly earnings issued by the Company on October 26, 2016.
99.2	Press release regarding the quarterly dividend issued by the Company on October 27, 2016.